Exhibit  99.1


CERTIFICATION  PURSUANT  TO  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF 2002

In connection with the filing of GSI Technologies USA Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Craig Perry, Chairman of the Board of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June  18,  2003




_____________________________
Craig Perry
Chairman of the Board